UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)      April 25, 2005

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                       Southern Connecticut Bancorp, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                   Connecticut
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                 (State or Other Jurisdiction of Incorporation)

                    000-49784                        06-1609692
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              (Commission File Number)    (IRS Employer Identification No.)


                215 Church Street
              New Haven, Connecticut                   06510
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      (Address of Principal Executive Offices)        (Zip Code)

                                 (203) 782-1100
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


      |_| Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)


      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)


      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                               TABLE OF CONTENTS
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Section 1--Registrant's Business and Operations

Item 8.01.        Other Items.

Item 9.01         Financial Statements and Exhibits

SIGNATURES
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EX-99.1 PRESS RELEASE DATED APRIL 25, 2005
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Section 1 Registrants Business and Operations

Item 8.01.        Other Items.

On April 25, 2005, Southern Connecticut Bancorp, Inc. ("Bancorp") announced the appointment of Carmelo L. Foti as President and Chief Operating Officer of The Bank of Southeastern Connecticut (in Organization), subject to regulatory approval. The Bank of Southeastern Connecticut (in Organization) is a wholly owned subsidiary of Bancorp. A copy of the press release announcing the appointment of Mr. Foti is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         The information contained in this Item 8.01 and in Exhibit 99.1 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. The information set forth in Item 5.02 and in
Exhibit 99.1 shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.        Financial Statements and Exhibits.

            (a) Financial Statements of Businesses Acquired:

                  Not applicable.

            (b) Pro Forma Financial Information:

                  Not applicable.

            (c)   Exhibits:

             Exhibit
             Number            Description
             --------------    -------------------------------------------------

                 99.1 Press release of Southern Connecticut Bancorp, Inc. dated April 25, 2005, reporting the appointment of Carmelo L. Foti. as President and Chief Operating Officer of The Bank of Southeastern Connecticut (in Organization), a wholly owned subsidiary of Southern Connecticut Bancorp, Inc.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          SOUTHERN CONNECTICUT BANCORP, INC.




                          By: /s/ Michael M. Ciaburri
                             -------------------------------------------
                          Name: Michael M. Ciaburri
                          Title:  Director, President & Chief Operating Officer



Date:  April 25, 2005


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